EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues
Discount revenue	$9,413	$9,361	$8,743	$9,177	$8,780	7	$27,517	$26,015	6
Net card fees	2,551	2,480	2,333	2,245	2,170	18	7,364	6,204	19
Service fees and other revenue	1,976	1,828	1,722	1,719	1,680	18	5,526	5,046	10
Total non-interest revenues	13,940	13,669	12,798	13,141	12,630	10	40,407	37,265	8
Interest income
Interest on loans	5,970	5,648	5,552	5,503	5,442	10	17,170	15,592	10
Interest and dividends on investment securities	15	17	14	18	18	(17)	46	68	(32)
Deposits with banks and other	632	599	569	556	689	(8)	1,800	2,058	(13)
Total interest income	6,617	6,264	6,135	6,077	6,149	8	19,016	17,718	7
Interest expense
Deposits	1,371	1,374	1,337	1,397	1,446	(5)	4,082	4,298	(5)
Long-term debt and other	760	703	629	642	697	9	2,092	1,915	9
Total interest expense	2,131	2,077	1,966	2,039	2,143	(1)	6,174	6,213	(1)
Net interest income	4,486	4,187	4,169	4,038	4,006	12	12,842	11,505	12
Total revenues net of interest expense	18,426	17,856	16,967	17,179	16,636	11	53,249	48,770	9
Provisions for credit losses
Card Member receivables	190	226	146	182	170	12	562	592	(5)
Card Member loans	1,030	1,094	901	1,011	1,114	(8)	3,025	3,098	(2)
Other	67	85	103	99	72	(7)	255	203	26
Total provisions for credit losses	1,287	1,405	1,150	1,292	1,356	(5)	3,842	3,893	(1)
Total revenues net of interest expense after provisions for credit losses	17,139	16,451	15,817	15,887	15,280	12	49,407	44,877	10

Expenses
Card Member rewards	4,608	4,618	4,378	4,430	4,168	11	13,604	12,169	12
Business development	1,611	1,589	1,529	1,637	1,430	13	4,729	4,249	11
Card Member services	1,477	1,301	1,328	1,278	1,179	25	4,106	3,504	17
Marketing	1,599	1,555	1,486	1,614	1,470	9	4,640	4,426	5
Salaries and employee benefits	2,239	2,152	2,120	2,102	2,049	9	6,511	6,096	7
Professional services	623	591	541	698	579	8	1,755	1,576	11
Data processing and equipment	751	720	705	805	725	4	2,176	2,083	4
Other, net	406	375	400	567	476	(15)	1,181	635	86
Total expenses	13,314	12,901	12,487	13,131	12,076	10	38,702	34,738	11
Pretax income	3,825	3,550	3,330	2,756	3,204	19	10,705	10,139	6
Income tax provision	923	665	746	586	697	32	2,334	2,180	7
Net income	$2,902	$2,885	$2,584	$2,170	$2,507	16	$8,371	$7,959	5
Net income attributable to common shareholders (A)	$2,868	$2,852	$2,552	$2,139	$2,474	16	$8,272	$7,856	5
Effective tax rate	24.1%	18.7%	22.4%	21.3%	21.8%		21.8%	21.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$4.14	$4.08	$3.64	$3.04	$3.50	18	$11.87	$10.99	8
Average common shares outstanding	692	698	701	703	708	(2)	697	715	(3)
Diluted
Net income attributable to common shareholders	$4.14	$4.08	$3.64	$3.04	$3.49	19	$11.85	$10.97	8
Average common shares outstanding	693	699	702	704	709	(2)	698	716	(3)
Cash dividends declared per common share	$0.82	$0.82	$0.82	$0.70	$0.70	17	$2.46	$2.10	17
See Appendix II for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change
Consolidated Balance Sheets
Assets
Cash & cash equivalents	$54,706	$57,937	$52,508	$40,640	$47,918	14
Card Member receivables, less reserves	60,823	59,405	58,355	59,240	58,886	3
Card Member loans, less reserves	138,946	136,508	133,611	133,995	128,960	8
Card Member loans held for sale	2,424	2,405	776	758
Investment securities	1,374	1,258	1,110	1,240	1,268	8
Other (B)	39,277	38,043	35,884	35,588	33,947	16
Total assets	$297,550	$295,556	$282,244	$271,461	$270,979	10

Liabilities and Shareholders' Equity
Customer deposits	$149,883	$149,386	$146,396	$139,413	$135,438	11
Short-term borrowings	1,446	1,493	1,559	1,374	1,457	(1)
Long-term debt	57,787	58,202	51,236	49,715	53,546	8
Other (B)	56,017	54,164	51,851	50,695	50,831	10
Total liabilities	265,133	263,245	251,042	241,197	241,272	10

Shareholders' Equity	32,417	32,311	31,202	30,264	29,707	9
Total liabilities and shareholders' equity	$297,550	$295,556	$282,244	$271,461	$270,979	10

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24
Related Statistical Information
Net interest yield (C)	8.2%	7.9%	8.2%	7.8%	8.0%		8.1%	7.9%
Return on average equity (D)	35.9%	36.3%	33.6%	34.6%	33.9%		35.4%	36.6%
Return on average common equity (D)	37.3%	37.8%	35.0%	36.1%	35.3%
Book value per common share (dollars)	$44.76	$44.16	$42.28	$40.88	$39.92	12

See Appendix II for footnote references

American Express Company	(Preliminary)
Consolidated Capital
(Millions, except percentages)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24
Shares Outstanding
Beginning of period	696	701	702	704	712
Repurchase of common shares	(7)	(5)	(2)	(3)	(8)
Net impact of employee benefit plans and others	—	—	1	1	—
End of period	689	696	701	702	704

Risk-Based Capital Ratios - Basel III
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	10.6%	10.7%	10.5%	10.7%
Tier 1	11.1%	11.3%	11.4%	11.2%	11.4%
Total	13.1%	13.2%	13.4%	13.2%	13.4%

Common Equity Tier 1	$26,222	$26,121	$25,624	$24,860	$24,648
Tier 1 Capital	$27,848	$27,752	$27,260	$26,405	$26,206
Tier 2 Capital	$4,915	$4,858	$4,774	$4,722	$4,636
Total Capital	$32,763	$32,610	$32,034	$31,127	$30,842
RWA	$250,642	$246,140	$239,562	$235,775	$229,855
Tier 1 Leverage	9.5%	9.7%	10.0%	9.8%	9.8%
Supplementary Leverage Ratio (SLR) (E)	8.1%	8.3%	8.5%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$292,875	$285,174	$273,090	$268,785	$267,563
Total Leverage Exposure to calculate SLR (E)	$344,532	$335,706	$322,414	$316,995

See Appendix II for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Network volumes (billions) (G)	$479.2	$472.0	$439.6	$464.0	$441.0	9	$1,390.8	$1,300.8	7
Billed business (H)	$421.0	$416.3	$387.4	$408.4	$387.3	9	$1,224.7	$1,142.5	7

Cards-in-force (I)	151.2	149.4	147.5	146.5	145.5	4	151.2	145.5	4
Proprietary cards-in-force	86.0	85.2	84.6	83.6	82.9	4	86.0	82.9	4

Basic cards-in-force (I)	127.6	126.0	124.2	123.3	122.4	4	127.6	122.4	4
Proprietary basic cards-in-force	66.2	65.6	65.1	64.3	63.7	4	66.2	63.7	4

Average proprietary basic Card Member spending (dollars)	$6,387	$6,370	$5,987	$6,378	$6,110	5	$18,751	$18,224	3

Average fee per card (dollars) (J)	$119	$117	$111	$108	$105	13	$116	$101	15

Proprietary new cards acquired (K)	3.2	3.1	3.4	3.0	3.3		9.6	10.0

See Appendix II for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (L)					Reported	FX-Adjusted (L)
	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YTD'25	YTD'25
Network volumes (G)	9%	7%	5%	7%	5%	8%	6%	6%	8%	5%	7%	7%
Billed business (H)	9	7	6	8	6	8	7	6	8	6	7	7
U.S. Consumer Services	9	7	7	9	6	n/a	n/a	n/a	n/a	n/a	8	n/a
Commercial Services	4	2	2	4	1	4	2	2	4	1	3	3
International Card Services	14	15	9	11	13	13	12	13	15	13	13	13

Merchant industry billed business
Goods & Services (G&S) spend (73% of Q3'25 billed business)	9	8	6	7	6	9	7	7	8	6	7	8
T&E spend (27% of Q3'25 billed business)	8	6	5	9	6	8	5	6	10	6	6	6

See Appendix II for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (M)	2.2%	2.2%	2.4%	2.2%	2.2%		2.3%	2.3%
Net write-off rate (principal only) (M)(N)	1.9%	2.0%	2.1%	1.9%	1.9%		2.0%	2.1%
30+ days past due as a % of total (N)	1.3%	1.3%	1.3%	1.3%	1.3%		1.3%	1.3%

Card Member loans
Total Card Member loans	$144,814	$142,275	$139,203	$139,674	$134,548	8	$144,814	$134,548	8
Credit loss reserves
Beginning balance	$5,767	$5,592	$5,679	$5,588	$5,321	8	$5,679	$5,118	11
Provisions - principal, interest and fees	1,030	1,094	901	1,011	1,114	(8)	3,025	3,098	(2)
Net write-offs - principal less recoveries	(760)	(771)	(818)	(735)	(701)	8	(2,349)	(2,159)	9
Net write-offs - interest and fees less recoveries	(168)	(167)	(178)	(159)	(152)	11	(512)	(462)	11
Other (O)	(1)	19	8	(26)	6	#	25	(7)	#
Ending balance	$5,868	$5,767	$5,592	$5,679	$5,588	5	$5,868	$5,588	5
Reserve as a % of Card Member loans	4.1%	4.1%	4.0%	4.1%	4.2%		4.1%	4.2%
% of past due	286%	295%	284%	288%	297%		286%	297%
Average loans	$143,974	$141,412	$137,697	$136,972	$132,956	8	$141,085	$128,652	10
Net write-off rate (principal, interest and fees) (M)	2.6%	2.7%	2.9%	2.6%	2.6%		2.7%	2.7%
Net write-off rate (principal only) (M)(N)	2.1%	2.2%	2.4%	2.1%	2.1%		2.2%	2.2%
30+ days past due as a % of total (N)	1.4%	1.4%	1.4%	1.4%	1.4%		1.4%	1.4%

Card Member receivables
Total Card Member receivables	$61,023	$59,598	$58,503	$59,411	$59,042	3	$61,023	$59,042	3
Credit loss reserves
Beginning balance	$193	$148	$171	$156	$171	13	$171	$174	(2)
Provisions - principal and fees	190	226	146	182	170	12	562	592	(5)
Net write-offs - principal and fees less recoveries	(183)	(184)	(169)	(164)	(187)	(2)	(536)	(609)	(12)
Other (O)	—	3	—	(3)	2	#	3	(1)	#
Ending balance	$200	$193	$148	$171	$156	28	$200	$156	28
Reserve as a % of Card Member receivables	0.3%	0.3%	0.3%	0.3%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (M)	1.2%	1.2%	1.2%	1.1%	1.3%		1.2%	1.4%
Net write-off rate (principal only) (M)(N)	1.3%	1.4%	1.3%	1.2%	1.4%		1.3%	1.6%
30+ days past due as a % of total (N)	1.0%	0.9%	1.0%	0.9%	0.9%		1.0%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix II for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Other loans
Total other loans	$10,518	$10,103	$9,678	$9,232	$8,460	24	$10,518	$8,460	24
Credit loss reserves
Beginning balance	$272	$244	$194	$154	$140	94	$194	$126	54
Provisions	62	78	105	94	60	3	245	162	51
Net write-offs (principal only)	(45)	(48)	(53)	(51)	(44)	2	(146)	(129)	13
Net write-offs (interest and fees only)	(2)	(3)	(2)	(2)	(2)	—	(7)	(5)	40
Other (O)	—	1	—	(1)	—	—	1	—	—
Ending balance	$287	$272	$244	$194	$154	86	$287	$154	86
Reserve as a % of other loans	2.7%	2.7%	2.5%	2.1%	1.8%		2.7%	1.8%

Other receivables
Total other receivables	$4,019	$4,056	$3,752	$3,587	$3,800	6	$4,019	$3,800	6
Credit loss reserves
Beginning balance	$19	$23	$27	$49	$44	(57)	$27	$27	—
Provisions	5	7	(2)	5	12	(58)	10	41	(76)
Net write-offs	(3)	(10)	(3)	(28)	(6)	(50)	(16)	(16)	—
Other (O)	(1)	(1)	1	1	(1)	—	(1)	(3)	(67)
Ending balance	$20	$19	$23	$27	$49	(59)	$20	$49	(59)
Reserve as a % of other receivables	0.5%	0.5%	0.6%	0.8%	1.3%		0.5%	1.3%

See Appendix II for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'25
Non-interest revenues	$5,620	$3,441	$3,034	$1,782	$63	$13,940
Interest income	4,025	1,302	652	9	629	6,617
Interest expense	789	462	350	(181)	711	2,131
Total revenues net of interest expense	8,856	4,281	3,336	1,972	(19)	18,426
Total provisions for credit losses	734	332	218	5	(2)	1,287
Total revenues net of interest expense after provisions for credit losses	8,122	3,949	3,118	1,967	(17)	17,139
Card Member rewards, business development and Card Member services	4,145	1,730	1,512	298	11	7,696
Marketing	825	313	350	105	6	1,599
Salaries and employee benefits and other operating expenses	1,300	816	815	524	564	4,019
Total expenses	6,270	2,859	2,677	927	581	13,314
Pretax income (loss)	$1,852	$1,090	$441	$1,040	$(598)	$3,825
Q3'24
Non-interest revenues	$5,028	$3,304	$2,659	$1,667	$(28)	$12,630
Interest income	3,722	1,142	588	11	686	6,149
Interest expense	806	448	311	(169)	747	2,143
Total revenues net of interest expense	7,944	3,998	2,936	1,847	(89)	16,636
Total provisions for credit losses	812	374	158	10	2	1,356
Total revenues net of interest expense after provisions for credit losses	7,132	3,624	2,778	1,837	(91)	15,280
Card Member rewards, business development and Card Member services	3,570	1,627	1,296	269	15	6,777
Marketing	755	308	287	112	8	1,470
Salaries and employee benefits and other operating expenses	1,148	781	740	465	695	3,829
Total expenses	5,473	2,716	2,323	846	718	12,076
Pretax income (loss)	$1,659	$908	$455	$991	$(809)	$3,204
YOY % change
Non-interest revenues	12	4	14	7	#	10
Interest income	8	14	11	(18)	(8)	8
Interest expense	(2)	3	13	(7)	(5)	(1)
Total revenues net of interest expense	11	7	14	7	79	11
Total provisions for credit losses	(10)	(11)	38	(50)	#	(5)
Total revenues net of interest expense after provisions for credit losses	14	9	12	7	81	12
Card Member rewards, business development and Card Member services	16	6	17	11	(27)	14
Marketing	9	2	22	(6)	(25)	9
Salaries and employee benefits and other operating expenses	13	4	10	13	(19)	5
Total expenses	15	5	15	10	(19)	10
Pretax income (loss)	12	20	(3)	5	26	19

# - Denotes a variance of 100 percent or more.

See Appendix II for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$5,620	$5,540	$5,243	$5,314	$5,028	12	$16,403	$14,823	11
Interest income	4,025	3,795	3,763	3,753	3,722	8	11,583	10,677	8
Interest expense	789	782	757	815	806	(2)	2,328	2,325	—
Net interest income	3,236	3,013	3,006	2,938	2,916	11	9,255	8,352	11
Total revenues net of interest expense	8,856	8,553	8,249	8,252	7,944	11	25,658	23,175	11
Total provisions for credit losses	734	829	631	784	812	(10)	2,194	2,245	(2)
Total revenues net of interest expense after provisions for credit losses	8,122	7,724	7,618	7,468	7,132	14	23,464	20,930	12
Card Member rewards, business development and Card Member services	4,145	3,967	3,882	3,816	3,570	16	11,994	10,513	14
Marketing	825	800	765	813	755	9	2,390	2,238	7
Salaries and employee benefits and other operating expenses	1,300	1,281	1,239	1,294	1,148	13	3,820	3,347	14
Total expenses	6,270	6,048	5,886	5,923	5,473	15	18,204	16,098	13
Pretax segment income	$1,852	$1,676	$1,732	$1,545	$1,659	12	$5,260	$4,832	9

Billed business (billions) (H)	$177.5	$176.5	$164.3	$174.0	$162.3	9	$518.3	$480.8	8
Proprietary cards-in-force (I)	47.8	47.3	46.8	46.3	45.7	5	47.8	45.7	5
Proprietary basic cards-in-force (I)	33.7	33.4	33.0	32.5	32.1	5	33.7	32.1	5
Average proprietary basic Card Member spending (dollars)	$5,291	$5,322	$5,014	$5,387	$5,091	4	$15,634	$15,313	2

Segment assets	$115,330	$113,876	$110,886	$114,228	$106,201	9	$115,330	$106,201	9

Card Member loans and receivables
Net write-off rate (principal, interest and fees) (M)	2.3%	2.4%	2.7%	2.4%	2.4%		2.4%	2.6%
Net write-off rate (principal only) (M)	1.8%	1.9%	2.2%	2.0%	1.9%		2.0%	2.1%
30+ days past due as a % of total	1.3%	1.2%	1.3%	1.3%	1.3%		1.3%	1.3%

Card Member loans
Total loans	$94,142	$92,620	$90,072	$92,632	$86,752	9	$94,142	$86,752	9
Average loans	$93,781	$91,339	$89,983	$89,178	$86,223	9	$91,772	$83,847	9
Net write-off rate (principal, interest and fees) (M)	2.4%	2.6%	3.0%	2.6%	2.6%		2.7%	2.8%
Net write-off rate (principal only) (M)	2.0%	2.1%	2.4%	2.1%	2.1%		2.1%	2.2%
30+ days past due as a % of total	1.4%	1.3%	1.4%	1.4%	1.4%		1.4%	1.4%

Card Member receivables
Total receivables	$12,827	$13,164	$12,824	$14,419	$13,168	(3)	$12,827	$13,168	(3)
Net write-off rate (principal and fees) (M)	0.9%	0.8%	0.8%	0.9%	1.2%		0.8%	1.3%
Net write-off rate (principal only) (M)	0.8%	0.7%	0.7%	0.8%	1.1%		0.7%	1.2%
30+ days past due as a % of total	1.0%	0.7%	0.7%	0.6%	0.7%		1.0%	0.7%

See Appendix II for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$3,441	$3,422	$3,265	$3,388	$3,304	4	$10,128	$9,831	3
Interest income	1,302	1,240	1,202	1,176	1,142	14	3,744	3,198	17
Interest expense	462	450	432	442	448	3	1,344	1,292	4
Net interest income	840	790	770	734	694	21	2,400	1,906	26
Total revenues net of interest expense	4,281	4,212	4,035	4,122	3,998	7	12,528	11,737	7
Total provisions for credit losses	332	360	329	311	374	(11)	1,021	1,078	(5)
Total revenues net of interest expense after provisions for credit losses	3,949	3,852	3,706	3,811	3,624	9	11,507	10,659	8
Card Member rewards, business development and Card Member services	1,730	1,790	1,746	1,751	1,627	6	5,266	4,753	11
Marketing	313	331	337	360	308	2	981	959	2
Salaries and employee benefits and other operating expenses	816	826	787	886	781	4	2,429	2,256	8
Total expenses	2,859	2,947	2,870	2,997	2,716	5	8,676	7,968	9
Pretax segment income	$1,090	$905	$836	$814	$908	20	$2,831	$2,691	5

Billed business (billions) (H)	$136.3	$135.5	$129.2	$136.0	$131.0	4	$401.0	$390.4	3
Proprietary cards-in-force (I)	15.4	15.4	15.5	15.4	15.5	(1)	15.4	15.5	(1)
Average proprietary basic Card Member spending (dollars)	$8,833	$8,782	$8,380	$8,804	$8,474	4	$25,996	$25,319	3

Segment assets	$64,305	$62,152	$62,012	$58,969	$59,716	8	$64,305	$59,716	8

Card Member loans and receivables
Net write-off rate (principal, interest and fees) (M)	2.2%	2.2%	2.2%	2.0%	2.0%		2.2%	2.1%
Net write-off rate (principal only) (M)(N)	2.3%	2.3%	2.4%	2.1%	2.1%		2.3%	2.2%
30+ days past due as a % of total (N)	1.5%	1.5%	1.5%	1.5%	1.4%		1.5%	1.4%

Card Member loans
Total loans	$30,691	$30,143	$31,240	$29,647	$29,869	3	$30,691	$29,869	3
Average loans	$30,548	$31,253	$30,307	$30,203	$29,428	4	$30,705	$27,979	10
Net write-off rate (principal, interest and fees) (M)	3.1%	2.9%	3.0%	2.7%	2.6%		3.0%	2.7%
Net write-off rate (principal only) (M)	2.6%	2.5%	2.6%	2.3%	2.2%		2.6%	2.3%
30+ days past due as a % of total	1.6%	1.6%	1.6%	1.5%	1.5%		1.6%	1.5%

Card Member receivables
Total receivables	$26,688	$24,955	$26,172	$24,945	$26,341	1	$26,688	$26,341	1
Net write-off rate (principal and fees) (M)	1.1%	1.2%	1.3%	1.1%	1.3%		1.2%	1.4%
Net write-off rate (principal only) - small business (M)	1.5%	1.9%	1.9%	1.6%	1.8%		1.8%	2.0%
30+ days past due as a % of total - small business	1.1%	1.2%	1.3%	1.3%	1.2%		1.1%	1.2%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.4%	0.4%		0.4%	0.4%

See Appendix II for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$3,034	$2,947	$2,646	$2,725	$2,659	14	$8,627	$7,644	13
Interest income	652	620	596	583	588	11	1,868	1,748	7
Interest expense	350	335	306	318	311	13	991	921	8
Net interest income	302	285	290	265	277	9	877	827	6
Total revenues net of interest expense	3,336	3,232	2,936	2,990	2,936	14	9,504	8,471	12
Total provisions for credit losses	218	210	192	194	158	38	620	532	17
Total revenues net of interest expense after provisions for credit losses	3,118	3,022	2,744	2,796	2,778	12	8,884	7,939	12
Card Member rewards, business development and Card Member services	1,512	1,452	1,312	1,442	1,296	17	4,276	3,801	12
Marketing	350	322	300	306	287	22	972	929	5
Salaries and employee benefits and other operating expenses	815	783	751	1,014	740	10	2,349	2,212	6
Total expenses	2,677	2,557	2,363	2,762	2,323	15	7,597	6,942	9
Pretax segment income	$441	$465	$381	$34	$455	(3)	$1,287	$997	29

Billed business (billions) (H)	$106.9	$103.9	$92.9	$97.7	$93.6	14	$303.6	$269.2	13
Proprietary cards-in-force (I)	22.8	22.5	22.3	21.9	21.7	5	22.8	21.7	5
Proprietary basic cards-in-force (I)	17.0	16.9	16.7	16.4	16.2	5	17.0	16.2	5
Average proprietary basic Card Member spending (dollars)	$6,307	$6,197	$5,619	$6,003	$5,829	8	$18,136	$16,956	7

Segment assets	$47,253	$46,500	$42,620	$42,879	$43,073	10	$47,253	$43,073	10

Card Member loans and receivables
Net write-off rate (principal, interest and fees) (M)	2.0%	2.0%	1.8%	1.7%	1.8%		1.9%	2.0%
Net write-off rate (principal only) (M)(N)	1.8%	1.8%	1.7%	1.6%	1.7%		1.8%	1.9%
30+ days past due as a % of total (N)	1.1%	1.1%	1.1%	1.0%	1.0%		1.1%	1.0%

Card Member loans - consumer and small business
Total loans	$19,981	$19,512	$17,891	$17,395	$17,927	11	$19,981	$17,927	11
Average loans	$19,645	$18,820	$17,407	$17,591	$17,305	14	$18,608	$16,826	11
Net write-off rate (principal, interest and fees) (M)	2.5%	2.5%	2.3%	2.3%	2.4%		2.4%	2.5%
Net write-off rate (principal only) (M)	2.1%	2.1%	2.0%	1.9%	2.0%		2.0%	2.1%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.2%	1.2%		1.2%	1.2%

Card Member receivables
Total receivables	$21,508	$21,479	$19,507	$20,047	$19,533	10	$21,508	$19,533	10
Net write-off rate (principal and fees) (M)	1.5%	1.5%	1.3%	1.3%	1.3%		1.4%	1.5%
Net write-off rate (principal only) - consumer and small business (M)	1.6%	1.5%	1.3%	1.3%	1.4%		1.5%	1.6%
30+ days past due as a % of total - consumer and small business	1.0%	1.0%	1.0%	0.8%	0.9%		1.0%	0.9%
90+ days past billing as a % of total - corporate	0.3%	0.4%	0.4%	0.4%	0.4%		0.3%	0.4%

See Appendix II for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$1,782	$1,758	$1,660	$1,723	$1,667	7	$5,200	$5,006	4
Interest income	9	10	12	11	11	(18)	31	41	(24)
Interest expense	(181)	(165)	(143)	(160)	(169)	(7)	(489)	(543)	10
Net interest income	190	175	155	171	180	6	520	584	(11)
Total revenues net of interest expense	1,972	1,933	1,815	1,894	1,847	7	5,720	5,590	2
Total provisions for credit losses	5	5	(2)	6	10	(50)	8	36	(78)
Total revenues net of interest expense after provisions for credit losses	1,967	1,928	1,817	1,888	1,837	7	5,712	5,554	3
Business development and Card Member services	298	288	283	322	269	11	869	826	5
Marketing	105	96	76	130	112	(6)	277	281	(1)
Salaries and employee benefits and other operating expenses	524	490	468	583	465	13	1,482	902	64
Total expenses	927	874	827	1,035	846	10	2,628	2,009	31
Pretax segment income	$1,040	$1,054	$990	$853	$991	5	$3,084	$3,545	(13)

Total network volumes (billions) (G)	$479.2	$472.0	$439.6	$464.0	$441.0	9	$1,390.8	$1,300.8	7

Segment assets	$18,879	$18,324	$18,083	$17,712	$17,739	6	$18,879	$17,739	6

See Appendix II for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	YTD'25	YTD'24
ROE
Annualized Net income	$11,608	$11,540	$10,336	$10,129	$10,028	$11,162	$10,612
Average shareholders' equity	$32,364	$31,756	$30,733	$29,266	$29,623	$31,549	$29,017
Return on average equity (D)	35.9%	36.3%	33.6%	34.6%	33.9%	35.4%	36.6%

Reconciliation of ROCE
Annualized Net income	$11,608	$11,540	$10,336	$10,129	$10,028
Preferred share dividends and equity related adjustments	58	58	57	58	58
Earnings allocated to participating share awards and other	82	75	69	76	75
Net income attributable to common shareholders	$11,468	$11,407	$10,210	$9,995	$9,895

Average shareholders' equity	$32,364	$31,756	$30,733	$29,266	$29,623
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$30,780	$30,172	$29,149	$27,682	$28,039
Return on average common equity (D)	37.3%	37.8%	35.0%	36.1%	35.3%

See Appendix II for footnote references

Appendix II	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation. Amounts presented in the preceding tables may not sum and percentages may not recalculate due to rounding.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $20 million, $18 million, $18 million, $17 million and $18 million in Q3'25, Q2'25, Q1'25, Q4'24 and Q3'24, respectively; and (ii) dividends on preferred shares of $14 million, $15 million, $14 million, $14 million and $15 million in Q3'25, Q2'25, Q1'25, Q4'24 and Q3'24, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Net interest yield on average Total loans and Card Member receivables represents net interest income, computed on an annualized basis, divided by average Card Member loans, Card Member loans Held for Sale, Other loans and Card Member receivables. Reserves and net write-offs related to uncollectible interest are recorded through provision for credit losses and are thus not included in the net interest yield calculation.
(D)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(E)
Supplementary Leverage Ratio is calculated as Tier 1 capital divided by total leverage exposure. Total leverage exposure includes total average on-balance sheet assets and certain off-balance sheet exposures, net of amounts that are deducted from Tier 1 capital. We became a Category III firm in the third quarter of 2024 and thus are subject to a minimum supplementary leverage ratio from the fourth quarter onwards.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Network volumes represent total transaction volumes (including cash advances) on payment products issued by American Express and under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.

(H)	Billed business represents transaction volumes (including cash advances) on payment products issued by American Express.
(I)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(J)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(K)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(L)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(M)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(N)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(O)	Other includes foreign currency impact on balance sheet re-measurement and translation.